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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Pre-effective Amendment No. 3 to Registration Statement No. 333-36069 of Apex Mortgage Capital, Inc. on Form S-11 of our report dated September 16, 1997, appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Los Angeles, California

November 20, 1997